EXHIBIT 99.3

Release:December 2 2020

CP supporting Canada’s economic recovery with a transload and logistics hub on Canada’s Pacific coast; community engagement process underway for the CP Logistics Park: Vancouver

Calgary – Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) is proposing to build a multi-modal, multi-commodity transload and logistics facility on strategic land holdings adjacent to its existing intermodal rail facility in Pitt Meadows, B.C. The proposed facility, named the CP Logistics Park: Vancouver, is in the early stages of design and is subject to regulatory approval prior to CP’s final investment decision.

“As Canada continues to seek sustainable ways to fuel our economic recovery, the CP Logistics Park: Vancouver would be a critical piece of infrastructure to keep Canadian goods moving, create jobs and build confidence in Canada as a strong and sustainable global trading partner,” said Keith Creel, CP President and Chief Executive Officer. “Moving goods by rail is environmentally sustainable, removes long-haul trucks from our publicly funded roads and highways, and ultimately reduces greenhouse gas emissions for the benefit of us all.”

The proposed 41-hectare facility has three major rail and transload components:
●	Agricultural hub where Canadian agricultural products will be received by rail and transloaded to shipping containers for distribution in custom allotments around the world;
●	An auto compound to receive by rail North American-made automobiles destined for local distributors, with specific design consideration to accommodate electric vehicles; and
●	A liquid energy transload and rail facility to serve Metro Vancouver demand for transportation fuels and ethanol.

The project will ensure critical infrastructure is in place in Vancouver, Canada’s largest trade gateway, to meet current and future demands of the Canadian economy. CP Logistics Park: Vancouver will also help strengthen the critical link between Canada’s farmers and markets in Asia.

CP has already commenced its First Nations engagement for the project, which is within Katzie First Nation Traditional Territory. CP will now commence community engagement with other stakeholders. Members of the community are invited to visit cplogisticspark.ca to learn more about the project and provide their feedback. Due to the COVID-19 pandemic, open houses will be held virtually on December 8 and 12 and a project feedback form will be available on the website until January 15, 2021. Further engagement in 2021 will focus on environmental studies now underway.

Forward Looking Statement
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the outcome of environmental studies, First Nations and community engagement and regulatory approval processes, the completion of the design and construction of the CP Logistics Park: Vancouver in accordance with its currently proposed design and timeline, including with respect to its anticipated size and capabilities, the anticipated impacts of the CP Logistics Park: Vancouver on our business, our operations, priorities and plans, on the environment and greenhouse gas emissions by us and third parties, on the Canadian economy and perceptions by third parties of Canada’s status as a global trade partner, and on our anticipated financial and operational performance.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; greenhouse gas emissions; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects, including completion of the proposed CP Logistics Park: Vancouver in accordance with the specifications and timelines anticipated; applicable laws, regulations and government policies, including required regulatory approvals; the availability and cost of labour, services and infrastructure; market demand for CP's services; First Nations engagement; environmental approvals; our ability to maintain our relationships with key third parties; anticipated actions by third parties in response to changes in our business, operations, priorities and plans; and the satisfaction by third parties of their obligations to CP. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy and agricultural commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand, including market demand for autos, agricultural and energy commodities; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; regulatory approvals and timing of regulatory approvals; results of engagement with First Nations and other communities; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; our inability to complete the design and construction of the CP Logistics Park: Vancouver in accordance with the specifications and on the timelines anticipated; the failure by third parties to respond to changes in our business, operations, priorities and plans in the manner we anticipate or at all; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The list of factors noted is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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